THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                   Samuel B. Witt III, Esq.**
CHAIRMAN                          DIRECTOR
Eric R. Gabus+                    Rodolphe E. Hottinger
VICE CHAIRMAN (NON OFFICER)       PRESIDENT
Paul R. Brenner, Esq.             CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf S. Millisits
Alexandre de Takacsy              SENIOR VICE PRESIDENT
DIRECTOR                          TREASURER
Claude Frey                       Philippe R. Comby
DIRECTOR                          VICE PRESIDENT
Baron Hottinger                   Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Claude Mosseri-Marlio*            SECRETARY
DIRECTOR                          Leslie K. Klenk
Didier Pineau-Valencienne*        ASSISTANT SECRETARY
DIRECTOR                          Frederick Skillin
Stephen K. West, Esq.             ASSISTANT TREASURER
DIRECTOR                          Sara M. Morris
                                  ASSISTANT TREASURER
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING
**AUDIT COMMITTEE CHAIRMAN          COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC
(member Citigroup Global Transaction Services)

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund has maintained Morningstar's overall rating of four stars as of September 30, 2004. Of course, past performance is no guarantee of future results. See the footnote on page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                                      1



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKET OVERVIEW
     Despite improvements in stock market valuations and liquidity, the downward path of earnings expectations has kept most markets under pressure so far this year. Macroeconomic imbalances, ongoing geopolitical issues, high oil and commodity prices, the upcoming U.S. presidential elections, and multi-year lows in volatility are contributing to investor caution. In addition, companies around the world are running substantial cash surpluses that have not been seen on a sustained basis for at least the past three decades.

  . IN THE U.S., economic growth is weakening mainly due to high oil prices. Corporate margins seem close to a peak and, as inflation creeps up, short-term interest rates will have to continue their upward path. This backdrop has contributed to a compression of stock valuations.

     Foreign investors have continued to increase their already large holdings of U.S. Treasuries. At some point favorable economic developments will lead to more demand and more structured and liquid markets in these investors' own countries and they will find ample fixed income investment opportunities at home. This would create an increase in the supply of U.S. dollars in the international markets and put pressure on U.S. Treasury prices.

  . IN CHINA, the economy has not experienced much of a slow down, partly because an increase in consumer spending has provided an offset to the reduction in capital expenditure growth seen at the beginning of the year. An increase in interest rates by the Chinese central bank is in the cards.

  . IN EUROPE, companies are operating on high margins and return on assets, and have balance sheets that are as strong as they have been since the 1960's. High cash flow generation allows them to buy back shares or increase dividends at a higher than historical rate. While such actions may also signal a lack of opportunities to expand businesses, they provide good support for stock prices.

SWISS ECONOMIC NOTES
     On September 16, the Swiss National Bank (SNB) increased the three-month LIBOR interest rate target range by 0.25 percentage points, from 0.00%-1.00% to 0.25%-1.25%. In so doing, the SNB indicated it intends to keep the rate in the middle of the target range (at 0.75%) for the time being.

     Real gross domestic product (GDP) grew at 2%, year over year, in the second quarter, slightly better than the 1.6% rate of the first quarter.

                                      2



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     The unemployment rate, after decreasing from 3.7% to 3.6% in July, rose again to 3.7% in August and remained at that level in September.

     Forecasts are showing that the recovery is losing momentum. According to the latest study made by KOF (the Zurich-based economic research institute), the GDP growth rate is expected to be 1.6% for this year and 1.8% for next year. KOF forecasts a peak at the end of this year and the beginning of next year and another slowdown in 2006 with a growth rate of 1.5%. The main reason given is that the international recovery is expected to stay comparably weak and short-lived, a development that would have an immediate impact on Swiss exports. KOF believes that the growth of exports, which accounts for almost half of Swiss GDP, will probably weaken to 4.4% in 2005, after averaging 5.9% this year.

     The ten-year spot interest rate on Confederation bonds decreased substantially during the third quarter. After reaching a peak of 2.9% in the middle of June, it finished at 2.6% at the end of September. Meanwhile, short-term interest rates (3-6 months) increased, resulting in a flattening of the yield curve similar to the situation in the U.S. and the United Kingdom.

SWISS MARKET REVIEW AND FUND PERFORMANCE
     Overall this year the performance of the Swiss market has been subdued, with the Swiss Performance Index (SPI) showing a year- to-date return of 2.42%. After being among the best-performing European markets in the first half of this year, the Swiss market performed poorly in the third quarter. This was mainly due to the poor performance of large-capitalization stocks. Swiss mid-capitalization stocks, on the other hand, performed better with a 5.9% year-to-date return.

     A substantial position in mid-capitalization stocks resulted in good performance for the Fund. The Fund's year-to-date return, as measured in Swiss francs, has been 4.81%, outperforming the SPI by 2.39%. In U.S. dollar terms the Fund's performance was 3.80%, reflecting the U.S. dollar's 0.97% appreciation against the Swiss franc.

     Main themes of the Fund's strategy were investments in energy, commodity related stocks, emerging market players and high yield dividend stocks. The best performing sectors on the Swiss market year-to-date were Utility Suppliers (+26.2%, led by BKW FMB Energie AG's 34.0% increase), Construction (+25.7% led by Geberit AG's 62.9% increase and Holcim Ltd's. 19.2% increase), and Basic
Resources (+25.1% led by Swiss Steel's 67.66% increase, benefiting from high commodity prices).

                                      3



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     The Fund's cumulative performance continues to be superior to its Swiss peers and its benchmark. As of September 30, 2004, the Fund maintained an overall rating of four stars from Morningstar*. Past performance is no guarantee of future results.

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category are awarded four or five stars. As of September 30, 2004, there were 10 funds in the Fund's asset category rated by Morningstar.

----------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
----------------------------------------------------------------------------------------------------------------------
                                        YTD AS                 YEAR ENDED DECEMBER 31,                   CUMULATIVE
                                          OF     ----------------------------------------------------    PERFORMANCE
                                        9/30/04   2003     2002     2001    2000   1999   1998   1997  12/31/96-09/30/04
--------------------------------------- -------  ------  -------- -------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND                       4.81%  22.54%  (20.40)%  (22.91)%  14.06%  14.70%  15.57%  53.99%   83.50%
Swiss Performance Index (SPI)             2.42%  22.06%  (25.95)%  (22.03)%  11.91%  11.69%  15.36%  55.19%   61.52%
Swiss Market Index (SMI)                (0.41)%  18.51%  (27.84)%  (21.11)%   7.47%   5.71%  14.28%  58.93%   38.63%
Switzerland iShares/2/ (Formerly called
 Webs Switzerland)                        2.41%  19.14%  (26.23)%  (23.12)%   7.75%  12.22%  11.74%  47.79%   38.18%
CS Equity Swiss Blue Chips/3, 7/        (1.19)%  18.13%  (28.75)%  (22.12)%  10.97%   7.57%  14.21%  59.90%   41.20%
UBS Equity Inv. Switzerland/4, 7/         0.40%  18.14%  (26.02)%  (22.04)%   7.42%   6.43%  12.75%  55.94%   37.51%
Pictet (CH) -- Swiss Equities/5, 7/       3.08%  20.10%  (27.93)%  (22.35)%   7.34%   9.38%  11.05%  55.65%   40.60%
Saraswiss (Bank Sarasin)/6, 7/          (0.74)%  19.64%  (28.51)%  (24.45)%   9.72%   7.10%  14.41%  53.57%   32.43%

/1 /PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES AND ARE SUBJECT TO CHANGE.
/2/ SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL (SWITZERLAND) INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON ON SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 9/30/04 = 1.25.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE. /5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS. THE FUND'S CUMULATIVE TEN-YEAR PERFORMANCE FOR THE PERIOD ENDED 9/30/04 WAS 150.90%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      4



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)


           ----------------------------------------------------------
                                                      YEAR TO DATE
                                                   DECEMBER 31, 2003
                                                        THROUGH
                                                   SEPTEMBER 30, 2004
           --------------------------------------- ------------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 2.42%
           Swiss Helvetia Fund
            Based on Net Asset Value                     4.81%
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC        0.97%
           PERFORMANCE IN U. S. DOLLARS
           Swiss Helvetia Fund
            Based on Net Asset Value                     3.80%
            Based on Market Price                        2.62%
           S & P 500 Index                               1.50%
           MSCI EAFE Index                               4.27%
           Lipper European Fund Index (10 Largest)       4.59%
           Lipper European Fund Universe Average         4.68%

OUTLOOK / STRATEGY
     We continue to emphasize the potential impact of downside earnings revisions as a major risk for the markets. In that regard, we continue to adopt a cautious approach towards growth stocks in light of the slowing down of the global economy and the already very low interest rates. Management is looking for a healthy supply and demand structure as a driver of a sustainable return on assets and equity. In our view, a strong market position and sparse capacity are determining factors of stable margins and growing cash flow with the potential for dividend increases.

STOCK REPURCHASE PROGRAM
     Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 500,000 shares in 2004. For the nine months ended September 30, 2004, the Fund repurchased and retired 135,000 shares at an average price of $12.87 per share (including brokerage commissions) and a weighted average discount of 17.52%. These repurchases, which had a total cost of $1,738,016, resulted in an increase of $375,388 to the Fund's net asset value.

Sincerely,

/s/ Paul Hottinguer

Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger

Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

September 30, 2004

                                      5



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                           September 30, 2004


                                                                  PERCENT
       NO. OF                                                      OF NET
       SHARES          SECURITY                         VALUE      ASSETS
--------------------------------------------------------------------------------
      COMMON STOCKS -- 95.89%

      BANKS -- 10.25%

      243,000 CREDIT SUISSE GROUP/1/
              REGISTERED SHARES                    $   7,754,905    2.07%
              A global operating financial group.
              (Cost $6,482,308)

      435,000 UBS AG/2/
              REGISTERED SHARES                       30,621,046    8.18%
              Largest Swiss bank. It offers
              consumer, business and
              construction loans, mortgages,
              mutual funds, export and structured
              finance and securities brokerage
              services, advises on mergers and
              acquisitions, invests pension funds
              and sponsors credit cards.
              (Cost $7,578,949)
                                                   ------------- -------
                                                      38,375,951   10.25%

      BIOTECHNOLOGY -- 5.52%

      192,755 ACTELION LTD./1,2/
              REGISTERED SHARES                       19,758,661    5.28%
              Pharmaceutical company that
              develops and markets synthetic
              small-molecule drugs against
              diseases related to the endothelium.
              The company's drugs, Veletri and
              Tracleer, are used in the treatment
              of heart and pulmonary conditions.
              (Cost $15,945,087)

     BIOTECHNOLOGY -- (CONTINUED)

      35,487 CYTOS BIOTECHNOLOGY AG/1/
             REGISTERED SHARES                       $     909,413    0.24%
             Develops and produces
             biopharmaceuticals. Produces
             vaccines that immunize the patient
             against disease-related proteins.
             This instructs the immune system
             to produce antibodies to reverse or
             prevent disease progression.
             (Cost $1,433,020)
                                                     ------------- -------
                                                        20,668,074    5.52%

     CHEMICALS -- 8.59%

      18,598 SIKA AG/2/
             BEARER SHARES                              10,723,601    2.86%
             Leading producer of construction
             chemicals.
             (Cost $5,039,641)

     224,931 SYNGENTA AG/1,2/
             REGISTERED SHARES                          21,435,724    5.73%
             Produces herbicides, insecticides
             and fungicides, and seeds for field
             crops, vegetables, and flowers.
             (Cost $14,558,082)
                                                     ------------- -------
                                                        32,159,325    8.59%

     CONSTRUCTION -- 8.81%

      20,758 GEBERIT AG/2/
             REGISTERED SHARES                          16,124,978    4.30%
             Manufactures and supplies water
             supply pipes and fittings, installation
             systems, drainage and flushing
             systems such as visible cisterns,
             and other sanitary systems for the
             commercial and residential
             construction markets.
             (Cost $7,721,250)


                                      6



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                           September 30, 2004


                                                                  PERCENT
       NO. OF                                                      OF NET
       SHARES          SECURITY                         VALUE      ASSETS
--------------------------------------------------------------------------------

     COMMON STOCKS -- (CONTINUED)

     CONSTRUCTION -- (CONTINUED)

       320,143 HOLCIM LTD./2/
               REGISTERED SHARES                    $  16,882,691    4.51%
               Produces and markets various
               building materials, in addition to
               providing consulting and
               engineering services in all areas of
               the cement manufacturing process.
               (Cost $16,228,963)
                                                    ------------- -------
                                                       33,007,669    8.81%

     FOOD & BEVERAGES -- 13.61%

           300 LINDT & SPRUNGLI AG
               REGISTERED SHARES                        3,579,723    0.95%
               Major manufacturer of premium
               Swiss chocolates.
               (Cost $1,196,399)

       207,000 NESTLE AG/2/
               REGISTERED SHARES                       47,410,907   12.66%
               Largest food and beverage
               processing company in the world.
               (Cost $12,427,541)
                                                    ------------- -------
                                                       50,990,630   13.61%

     HEALTH CARE -- 30.20%

     1,315,000 NOVARTIS AG/2/
               REGISTERED SHARES                       61,290,142   16.37%
               One of the leading manufacturers of
               pharmaceutical and nutrition
               products.
               (Cost $16,301,451)

    HEALTH CARE -- (CONTINUED)

      261,766 PHONAK HOLDING AG
              REGISTERED SHARES                      $   8,395,714    2.24%
              Designs and produces wireless
              analog and digital hearing aids,
              transmitters, remote controls,
              microphones and receivers for use
              in wireless communications within
              broadcasting and sports.
              (Cost $2,469,614)

      420,000 ROCHE HOLDING AG/2/
              DIVIDEND RIGHTS CERTIFICATES              43,389,125   11.59%
              Worldwide pharmaceutical
              company.
              (Cost $8,467,363)
                                                     ------------- -------
                                                       113,074,981   30.20%

    INDUSTRIAL GOODS & SERVICES -- 7.67%

    2,014,725 ABB LTD./1,2/
              REGISTERED SHARES                         12,294,550    3.28%
              The holding company for ABB Group
              which is one of the largest electrical
              engineering firms in the world.
              (Cost $8,602,479)

        2,055 BELIMO HOLDING AG
              REGISTERED SHARES                          1,035,153    0.28%
              World market leader in damper and
              volume control actuators for
              ventilation and air-conditioning
              equipment.
              (Cost $450,523)


                                      7



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                           September 30, 2004


                                                                  PERCENT
       NO. OF                                                      OF NET
       SHARES          SECURITY                         VALUE      ASSETS
--------------------------------------------------------------------------------

      COMMON STOCKS -- (CONTINUED)

      INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

       4,500 KABA HOLDINGS AG/1/
             BEARER SHARES                          $   1,061,304    0.28%
             Provides mechanical and electronic
             security systems.
             (Cost $809,667)

      59,885 KUEHNE & NAGEL INTERNATIONAL AG
             REGISTERED SHARES                          9,807,386    2.62%
             Operates sea freight, land and rail
             transportation businesses and
             warehousing and distribution
             facilities.
             (Cost $3,674,112)

       6,598 SGS SOCIETE GENERALE DE
             SURVEILLANCE HOLDING SA
             REGISTERED SHARES                          3,619,468    0.97%
             Provides a variety of industrial
             inspection, analysis, testing and
             verification services worldwide.
             (Cost $1,709,324)

       5,076 SIG HOLDING AG
             REGISTERED SHARES                            910,566    0.24%
             Manufactures packaging machinery
             through subsidaries. Produces
             beverage bottling machines,
             beverage cartons, and filling
             machines.
             (Cost $1,012,065)
                                                    ------------- -------
                                                       28,728,427    7.67%

      INSURANCE -- 3.75%

      43,803 SWISS LIFE HOLDING/1/
             REGISTERED SHARES                          5,182,905    1.38%
             Provides life insurance, institutional
             investment management, and
             private banking services.
             (Cost $5,802,507)

     INSURANCE -- (CONTINUED)

      68,088 SWISS REINSURANCE COMPANY
             REGISTERED SHARES                     $   3,917,773    1.05%
             Second largest reinsurance
             company in the world.
             (Cost $4,038,842)

      34,549 ZURICH FINANCIAL SERVICES AG
             REGISTERED SHARES                         4,924,899    1.32%
             Offers property, accident, health,
             automobile, liability, financial risk
             and life insurance and retirement
             products.
             (Cost $5,493,466)
                                                   ------------- -------
                                                      14,025,577    3.75%

      RETAILERS -- 1.01%

      24,767 GALENICA HOLDING AG
             REGISTERED SHARES                         3,768,503    1.01%
             Manufactures and distributes
             prescription and over-the-counter
             drugs, toiletries and hygiene
             products.
             (Cost $3,158,881)
                                                   ------------- -------
                                                       3,768,503    1.01%

      TECHNOLOGY -- 5.04%

      22,454 HUBER & SUHNER AG
             REGISTERED SHARES                         1,564,425    0.42%
             Manufactures a wide range of
             products, extending from cables for
             energy and electrical submission to
             special products such as rubber.
             (Cost $1,291,221)

                                      8



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                           September 30, 2004


                                                                  PERCENT
       NO. OF                                                      OF NET
       SHARES          SECURITY                         VALUE      ASSETS
--------------------------------------------------------------------------------

      COMMON STOCKS -- (CONTINUED)

      TECHNOLOGY -- (CONTINUED)

      208,530 LOGITECH INTERNATIONAL SA/1/
              REGISTERED SHARES                    $  10,103,359    2.70%
              Manufactures personal computer
              input devices, as well as producing
              trackballs, desktop publishing
              programs and related software.
              (Cost $7,189,152)

       81,577 MICRONAS SEMICONDUCTOR HOLDING AG/1/
              REGISTERED SHARES                        3,462,466    0.92%
              Develops and manufactures a wide
              range of semiconductors and
              modules used by the automotive
              and consumer goods industries.
              (Cost $3,114,002)

      492,883 TEMENOS GROUP AG/1/
              REGISTERED SHARES                        3,749,811    1.00%
              Provides integrated software for the
              banking sector. Develops,
              distributes, implements, and
              supports its process-oriented real-
              time enterprise software designed
              for the management of
              administrative tasks in Europe,
              North America, Asia, and the Middle
              East.
              (Cost $3,854,386)
                                                   ------------- -------
                                                      18,880,061    5.04%

      UTILITY SUPPLIERS -- 1.44%

      5,364 ELEKTRIZITAETS-GESELLSCHAFT
            LAUFENBURG AG
            REGISTERED SHARES                      $   3,629,839    0.97%
            Generates and sells electricity.
            Operates nuclear and hydroelectric
            generating plants. Sells excess
            power throughout Europe.
            (Cost $3,628,197)

      3,500 BKW FMB ENERGIE AG
            REGISTERED SHARES                          1,751,822    0.47%
            Generates and distributes electricity.
            Produces electricity using nuclear,
            hydroelectric, solar, biomass and
            wind energy.
            (Cost $1,673,583)
                                                   ------------- -------
                                                       5,381,661    1.44%

            TOTAL COMMON STOCKS
            (Cost $171,352,075)                    $ 359,060,859   95.89%

            OTHER ASSETS IN EXCESS OF LIABILITIES     15,391,295    4.11%
                                                   ------------- -------

            NET ASSETS                             $ 374,452,154  100.00%
                                                   ============= =======

--------------------------------------------------------------------------------
/1/ NON-INCOME PRODUCING SECURITY.
/2 /ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.

                                      9



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest your capital gains distributions and ordinary income dividends in additional shares of the Fund.

   Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your  shares will be held in an account  with the Plan  agent.  You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
Any dividends or distributions you receive will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price (the
     Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market

                                      10



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

            A SWISS                               THE SWISS
          INVESTMENTS                   ---------------------------
              FUND                                HELVETIA
                                        ---------------------------
                                                 FUND, INC.
                                        ---------------------------
                                                 www.swz.com




        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas
                  Suite 400
          New York, New York 10020             QUARTERLY REPORT
               1-888-SWISS-00                  FOR THE
               (212) 332-2760                  PERIOD ENDED
             http://www.swz.com                SEPTEMBER 31, 2004